BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Basic Value V.I. Fund

(the “Fund”)

Supplement dated September 14, 2012

to the Prospectus dated May 1, 2012

Effective October 31, 2012, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts about BlackRock Basic Value V.I. Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Bartlett Geer, CFA	2012	Managing Director of BlackRock, Inc.
Carrie King	2009	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Bartlett Geer, CFA and Carrie King are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Geer is the senior portfolio manager and Ms. King is the associate portfolio manager. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information — BlackRock Basic Value V.I. Fund” is deleted in its entirety and replaced with the following:

BlackRock Basic Value V.I. Fund

The Fund is managed by Bartlett Geer, CFA and Carrie King, who are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Geer is the senior portfolio manager and Ms. King is the associate portfolio manager.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Bartlett Geer, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2012; Managing Director and Portfolio Manager of the Putnam Equity Income Fund and US Large Cap Value institutional equity portfolios at Putnam Investments from 2000 to 2012.
Carrie King	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2007 to 2010; Vice President of BlackRock, Inc. in 2006.

Shareholders should retain this Supplement for future reference.

PRO-VARBVVI-0912SUP